UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2006

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
    (Address of principal executive offices)    (Zip Code)

(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01    Entry into a Material Definitive Agreement.

On November 7, 2006, JetBlue Airways Corporation (the ‘‘Company’’) entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in the underwriting agreement, in connection with the public offer and sale of $123,546,000 aggregate amount of spare parts pass through certificates to be issued by two separate pass through trusts formed by the Company. The pass through certificates and certain other securities of the Company were registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), by the Company’s automatic shelf registration statement on Form S-3, File No. 333-135545. The transactions contemplated by the underwriting agreement are subject to completion on or about November 14, 2006. For a summary of the agreements and instruments to be entered into by the Company in connection with such transactions, see the disclosure under the captions ‘‘Prospectus Supplement Summary’’ and ‘‘Underwriting’’ contained in the Company’s Final Prospectus Supplement dated November 7, 2006 to the Prospectus dated June 30, 2006, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act (the ‘‘Final Prospectus’’), which disclosure is hereby incorporated herein by reference.

This report is also being filed for the purpose of filing as exhibits the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Company’s Registration Statement on Form S-3, File No. 333-135545.

Item 8.01    Other Events.

The financial statements, financial statement schedules and management’s assessment of the effectiveness of internal control over financial reporting of MBIA Inc. and subsidiaries and the financial statements of MBIA Insurance Corporation and subsidiaries incorporated by reference in the Final Prospectus have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting. The consent of PricewaterhouseCoopers LLP to their being referred to as ‘‘experts’’ in the Final Prospectus and to the incorporation by reference of their reports is filed herewith as Exhibit 23.1.

Item 9.01.    Financial Statements and Exhibits.

(d)    The Exhibit Index included after the signature page of this report is hereby incorporated herein by reference. The documents listed on the Exhibit Index are filed as exhibits with reference to the Company’s Registration Statement on Form S-3, File No. 333-135545. The Registration Statement and the Final Prospectus Supplement dated November 7, 2006 to the Prospectus dated June 30, 2006 relate to the offering and sale JetBlue Airways spare parts pass through certificates, Class G-1 and B-1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, JetBlue Airways Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2006

JETBLUE AIRWAYS CORPORATION
By: /s/ Holly Nelson Senior Vice President Finance and Controller (Principal Accounting Officer)

Exhibit	Description
1.1	Underwriting Agreement, dated November 7, 2006, between JetBlue Airways Corporation and Morgan Stanley & Co. Incorporated, as representative of the Underwriters
5.1	Opinion of Holland & Knight LLP, dated November 9, 2006
23.1	Consent of PricewaterhouseCoopers LLP, dated November 7, 2006
23.2	Consent of Simat, Helliesen & Eichner, Inc., dated November 9, 2006
25.1	Statement of Eligibility of Trustee on Form T-1